Exhibit 10.3
AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT
This AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT (this “Guaranty”), dated as of June 30, 2021 (the “Effective Date”), is made by Home Point Financial Corporation (“Guarantor”) in favor of Goldman Sachs Bank USA (“Buyer”).
RECITALS
WHEREAS, pursuant to that certain Amended and Restated Master Repurchase Agreement, dated as of the Effective Date (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Buyer, Guarantor and HPFC Sub 1 LLC, as seller (the “Seller”), Seller and Buyer may, from time to time, enter into certain Transactions;
WHEREAS, in connection with the Master Repurchase Agreement (as amended, supplemented or otherwise modified and in effect from time to time prior to the date hereof, the “Existing Repurchase Agreement”), dated as of March 24, 2021 (the “Initial Closing Date”), by and among Buyer, Home Point Financial Corporation, as original seller and Guarantor, Guarantor executed the Guaranty and Security Agreement, dated as of the Initial Closing Date (as amended, supplemented and otherwise modified from time to time prior to the date hereof, the “Existing Guaranty”), in favor of Buyer;
WHEREAS, in connection with the execution of the Repurchase Agreement, the parties desire to amend certain provisions of the Existing Guaranty as set forth in this Guaranty, on the terms and subject to the conditions set forth herein;
WHEREAS, Guarantor derives a substantial direct and indirect benefit from Buyer entering into Transactions with Seller pursuant to the Repurchase Agreement; and
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor has agreed to provide this Guaranty in respect of the Guaranteed Obligations (as defined herein), and hereby agrees as follows:
1.    Defined Terms.
(a)    Terms used herein and not defined herein shall have the meanings given to them in the Repurchase Agreement.
“Obligations” shall mean as of any date of determination, the unsatisfied obligations and liabilities of Seller to Buyer, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Repurchase Agreement or any other Principal Agreement.
(b)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

(c)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
2.    Guaranty. (a) Guarantor hereby, unconditionally and irrevocably, guarantees to Buyer and its permitted successors, endorsees, transferees and assigns, the prompt and complete payment and performance of the Obligations (the “Guaranteed Obligations”) by Seller, when due (whether at the stated maturity, by acceleration or otherwise).
(b)    Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable and documented out of pocket fees and disbursements of counsel) which may be paid or incurred by Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until any remaining Guaranteed Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any due and payable Obligations.
(c)    Except as expressly provided elsewhere in this Guaranty, no payment or payments made by Seller or any other Person (except for payments made by Guarantor in respect of the Guaranteed Obligations) or received or collected by Buyer from Seller or any other Person (except for payments received or collected from Guarantor in respect of the Guaranteed Obligations) by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Guaranteed Obligations are paid in full and the satisfaction and discharge of the Repurchase Agreement.
(d)    Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to Buyer on account of its liability hereunder, it will notify Buyer in writing that such payment is made under this Guaranty for such purpose.
3.    Representations and Warranties of Guarantor; Covenants of Guarantor.
(a)    Guarantor hereby represents and warrants as of the date hereof:
(i)    that it has received and reviewed copies of the Principal Agreements; and
(ii)     that it will benefit from the execution of the Principal Agreements; and
(iii)    [Reserved];
(iv)    to the extent permitted by law, Guarantor hereby waives any defense arising by reason of, and any and all right to assert against Buyer, any claim or defense based upon, an election of remedies by Buyer which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor’s subrogation rights, rights to proceed against Seller for reimbursement or contribution, and/or any other rights of Guarantor to proceed against Seller, or against any other person or security.
(b)    Guarantor hereby covenants with Buyer that it shall, upon request of Buyer and at Guarantor’s own expense, promptly: (A) execute and deliver to Buyer all such other and further documents reasonably required by Buyer, and (B) take such other action as Buyer may reasonably require, in each case, to carry out the intent of the provisions under this Guaranty.
4.    [Reserved]
5.    Right of Set-off. Buyer and its Affiliates (the “Buyer Parties”) shall have the right, after the occurrence and continuance of an Event of Default, to set-off claims and to appropriate or apply any and all deposits of money or property or any other Debt at any time held or owing by Buyer Parties to or for the credit of the account of Guarantor against and on account of the obligations and liabilities of Guarantor under this Guaranty or the Credit Agreement, dated as of July 11, 2019 (the “Credit Agreement”), among the Home Point Financial Corporation (the “Borrower”), Home Point Capital Inc., as guarantor (the “Credit Agreement Guarantor”), Goldman Sachs Bank USA (as “Administrative Agent”) and the financial institutions party thereto as lenders, irrespective of whether or not Buyer shall have made any demand hereunder and whether or not said obligations and liabilities shall have become due; provided, however, that the aforesaid right to set-off shall not apply to any deposits of escrow monies being held on behalf of the Mortgagors related to the Purchased Mortgage Loans or other third parties. Without limiting the generality of the foregoing, Buyer Parties shall be entitled to apply property held by Buyer Parties with respect to any Transaction against obligations and liabilities owed by Guarantor to Buyer Parties with respect to any other Transaction or any “Transaction” under the Credit Agreement (a “Credit Agreement Transaction”) but for the avoidance of doubt, the Buyer Parties shall not be entitled to apply property held by Buyer Parties with respect to any Credit Agreement Transaction against obligations and liabilities owed by Guarantor to the Buyer Parties with respect to any Transaction under the Repurchase Agreement. Buyer Parties may set off cash, the proceeds of any liquidation of the Related Mortgage Loans or Purchased Items and all other sums or obligations owed by Buyer Parties to Guarantor against all of Guarantor’s obligations to Buyer Parties, whether under this Guaranty, under a Transaction, a Credit Agreement Transaction or under any other agreement between the parties, or otherwise, whether or not such obligations are then due, without prejudice to Buyer Parties’ right to recover any deficiency. Buyer agrees to promptly notify Guarantor after any such set-off and application made by the Buyer Parties; provided that the failure to give such notice shall not affect the validity of such set-off and application.
Buyer and Guarantor intend and agree that all such payments pursuant to this Section 5 shall be “settlement payments” as such term is defined in Bankruptcy Code Section 741(8). The rights of Buyer under this Section 5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which it may have.

6.    No Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Buyer, Guarantor shall not be entitled to be subrogated to any of the rights of Buyer against Seller or any other guarantor or any collateral security or guarantee or right of offset held by Buyer for the payment of the Guaranteed Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Seller or any other guarantor or Person in respect of payments of the Guaranteed Obligations made by Guarantor hereunder, until all amounts owing to Buyer on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full or performed, such amount shall be held in trust for the benefit of Buyer and shall forthwith be paid to Buyer, to be credited and applied against the Guaranteed Obligations..
7.    [Reserved]
8.    Waiver of Rights. To the extent permitted by applicable law, Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations, and notice of or proof of reliance by Buyer upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between Seller and Guarantor, on the one hand, and Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Guarantor and Seller with respect to the Guaranteed Obligations.
9.    Guaranty Absolute and Unconditional. Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Buyer, upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between Seller or Guarantor, on the one hand, and Buyer, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller or itself with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (i) the validity or enforceability of this Agreement, the other Principal Agreements, any of the Guaranteed Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by it or Seller against Buyer, (iii) any other circumstance whatsoever (with or without notice to or knowledge of Seller or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Seller for the Guaranteed Obligations, or of Guarantor under this Guaranty, in bankruptcy or in any other instance or (iv) any other defense, set off or counterclaim of a guarantor or a surety. When pursuing its rights and remedies hereunder against Guarantor, Buyer may, but shall be under no obligation, to pursue such rights and remedies that it may have against Seller or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by Buyer to pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law or equity, of Buyer against Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and its successors and assigns thereof, and shall inure to the benefit of Buyer and its successors, permitted endorsees, permitted transferees and permitted assigns, until all the Obligations and the Guaranteed Obligations of Guarantor under this Guaranty shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Credit Agreement or this Agreement, Seller may be free from any due and payable Obligations.
10.    Reinstatement. In the event that any payment on account of any of the Guaranteed Obligations is ever required to be returned by Buyer, for any reason (including, without limitation, bankruptcy or reorganization of Seller, Guarantor or any other obligor) or is set aside, recovered or rescinded, the Guaranteed Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Guaranteed Obligations fully as if such application had never been made. The bankruptcy or insolvency of Guarantor shall not terminate this Guaranty.
11.    Payments. Guarantor hereby agrees that any payments hereunder will be promptly paid to Buyer, without deduction (for taxes or otherwise), abatement, recoupment, reduction, set off or counterclaim (other than a defense of payment or performance) in U.S. dollars and in accordance with the wiring instructions of Buyer.
12.    Intent. Guarantor intends and acknowledges that (i) this Guaranty is a “master netting agreement” as that term is defined in Section 101(38A) of the Bankruptcy Code (except to the extent the term of the Transactions makes such term inapplicable), a “repurchase agreement” as that term is defined in Section 101(47)(A) of the Bankruptcy Code and a “securities contract” as that term is defined in Section 741(7)(A) of the Bankruptcy Code and (ii) this Guaranty is “credit enhancement” that is “related to” and provided “in connection with” the Agreement and each transaction thereunder and is within the meaning of Sections 101(38A)(A), 101(47)(a)(v) and 741(7)(A)(xi) of the Bankruptcy Code and is, therefore, (i) a “securities contract” as that term is defined in Section 741(7)(A)(xi) of the Bankruptcy Code and (ii) a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code and payments and transfers under this Guaranty constitute transfers made by, to, or for the benefit of a “financial institution,” “financial participant” or “repo participant” within the meaning of Section 101(22), 101(22A) and 101(46) of the Bankruptcy Code. It is understood and agreed that any party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty is in each case a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty as described in Section 561 of the Bankruptcy Code.
13.    Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including, without limitation, by electronic transmission, telex or telecopy) and delivered to the addresses:
if to Guarantor:
Home Point Financial Corporation
2211 Old Earhart Road
Suite 250
Ann Arbor, Michigan 48105
Attention: Legal
Email: [***]

if to Buyer:
Goldman Sachs Bank USA
2001 Ross Avenue, Suite 2800
Dallas, Texas 75201
Attn: Warehouse Lending
Email: [***]

or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when received by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.
14.    Severability; Counterparts. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Guaranty may be signed and delivered in more than one counterpart all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy, emailed .pdf or any other electronic means shall be effective as delivery of a manually executed counterpart of this Guaranty. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and

Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
15.    Integration. This Guaranty represents the agreement of Guarantor with respect to the subject matter hereof and there are no promises or representations by Buyer relative to the subject matter hereof not reflected herein.
16.    Amendments, etc. with Respect the Guaranteed Obligations. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor, and without notice to or further assent by Guarantor, any demand for payment of any of the Guaranteed Obligations made by Buyer may be rescinded by Buyer, and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Buyer, and this Agreement, the other Principal Agreements and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with its terms and as Buyer, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Buyer, for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Buyer shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Guaranteed Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against Guarantor, Buyer may, but shall be under no obligation to, make a similar demand on Seller, and any failure by Buyer to make any such demand or to collect any payments from Seller or any release of Seller or such other guarantor shall not relieve Guarantor of its Guaranteed Obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law or equity, of Buyer, against Guarantor. For the purposes hereof “demand” shall include, but shall not be limited to, the commencement and continuance of any legal proceedings.
17.    Amendments in Writing; No Waiver; Cumulative Remedies.
(a)    None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Buyer.
(b)    Buyer shall not by any act (except by a written instrument pursuant to Section 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Buyer would otherwise have on any future occasion.

(c)    The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
18.    Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
19.    Successors and Assigns. This Guaranty shall be binding upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Buyer and its successors and assigns. This Guaranty may not be assigned by Guarantor without the express written consent of Buyer.
20.    Seller’s Financial Condition. Guarantor is presently informed of the financial condition of Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed of the financial condition of Seller, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than Buyer for such information and will not rely upon Buyer for any such information. Guarantor hereby waives its right, if any, to require Buyer to disclose to Guarantor any information which they may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.
21.    [Reserved].
22.    Rights of Buyer.
(a)    If an Event of Default shall have occurred that is continuing, Buyer shall have the right to receive any and all income, distributions, proceeds or other property received or paid in respect of the Pledged Assets and make application thereof to the Guaranteed Obligations, in such order as Buyer, in its sole discretion, may elect, in accordance with the Principal Agreements.
(b)    The rights of Buyer under this Guaranty shall not be conditioned or contingent upon the pursuit by Buyer of any right or remedy against Guarantor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other security therefor, guarantee thereof or right of offset with respect thereto. Buyer shall not be liable for any failure to demand, collect or realize upon all or any part of the Pledged Assets or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Pledged Assets upon the request of Guarantor or any other Person or to take any other action whatsoever with regard to the Pledged Assets or any part thereof.
(c)    Guarantor also authorizes Buyer, at any time and from time to time following the occurrence and continuation of an Event of Default, to execute, in connection with the sale provided for in Sections 22 or 23 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Pledged Assets.

(d)    The powers conferred on Buyer hereunder are solely to protect Buyer’s interest in the Pledged Assets and shall not impose any duty upon Buyer to exercise any such powers. Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or Buyer shall be responsible to Guarantor for any act or failure to act hereunder.
23.    Remedies. If an Event of Default shall have occurred or is occurring that is continuing, Buyer may exercise, in addition to all other rights and remedies granted in this Guaranty and in any other instrument or agreement securing, evidencing or relating to the Guaranteed Obligations:
(a)    all rights and remedies of a secured party under the Uniform Commercial Code in effect in each applicable jurisdiction and such additional rights and remedies to which a secured party is entitled at law or in equity, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Assets as if Buyer were the sole and absolute owner thereof (and Guarantor agrees to take all such action as may be reasonably appropriate to give effect to such right);
(b)    Buyer may make any reasonable compromise or settlement deemed desirable with respect to any of the Pledged Assets and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Pledged Assets;
(c)    Buyer in its discretion may, in its name or in the name of Guarantor or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Pledged Assets, but shall be under no obligation to do so;
(d)    sell, without notice or demand of any kind, at a public or private sale and at such price or prices as Buyer may deem to be commercially reasonable for cash or for future delivery without assumption of any credit risk, any or all or portions of the Related Mortgage Loans (after obtaining title thereto) or Pledged Assets on a servicing-retained or servicing-released basis; provided that Buyer may purchase any or all of the Pledged Assets at any public or private sale or (ii) in its sole and absolute discretion elect, in lieu of selling all or a portion of such Pledged Assets, to give Seller credit for such Pledged Assets in an amount equal to the Market Value of the Pledged Assets against the aggregate unpaid Repurchase Price and any other amounts owing by Guarantor hereunder; provided further that Guarantor shall remain liable to Buyer for any amounts that remain owing to Buyer following any such sale and/or credit; and
(e)    The rights, powers, privileges and remedies of Buyer under this Guaranty are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Buyer at law or in equity. All such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of Buyer hereunder.

24.    GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
25.    SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)    SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE PRINCIPAL AGREEMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(b)    CONSENTS AND AGREES THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(c)    CONSENTS AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 13 OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING; AND
(d)    CONSENTS AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
26.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER PRINCIPAL AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

27.    Amendment and Restatement; No Novation. From and after the date hereof, this Guaranty supersedes the terms of the Existing Guaranty in all respects. Guarantor hereby (i) ratifies, affirms, acknowledges and agrees that the Existing Guaranty, including as amended by this Guaranty, represents the valid and enforceable obligations of Guarantor thereunder, in each case in accordance with its terms, including as amended hereby, and (ii) acknowledges that Guarantor has no claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Obligations and the Guaranteed Obligations. Each Guarantor hereby agrees that this Guaranty in no way acts as a release or relinquishment of the Obligations and/or the Guaranteed Obligations as defined in the Existing Guaranty, any security interest or any rights securing payment of the Obligations and/or the Guaranteed Obligations. The Obligations and the Guaranteed Obligations and the rights of Guarantor securing payment and performance of the Obligations and the Guaranteed Obligations are hereby ratified and confirmed by Guarantor in all respects and survive the amendment and restatement of the Existing Guaranty in accordance with the terms hereof. From and after the date hereof, all references in any other document to the Existing Guaranty shall hereafter be deemed to be to this Guarantee. Notwithstanding the amendment and restatement of the Existing Guaranty, all amounts owing under the Existing Guaranty which remain outstanding shall constitute obligations owing hereunder. This Guaranty is not intended to constitute a novation of the Existing Guaranty.
[signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty and Security Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

HOME POINT FINANCIAL CORPORATION, as Guarantor

By:	/s/ Joseph Ruhlin

Name:	Joseph Ruhlin
Title:	Senior Managing Director - Treasurer

ACKNOWLEDGED AND AGREED:

HOME POINT FINANCIAL CORPORATION, as Guarantor

By:	/s/ Bryan Holt

Name:	Bryan Holt
Title:	Authorized Person

[Signature Page to A&R Guaranty and Security Agreement]